Phoenix Multi-Sector Fixed Income Fund, Inc.
                    Phoenix Multi-Sector Short Term Bond Fund
                  Supplement dated June 10, 1998 to Prospectus
             dated February 27, 1998 as supplemented March 20, 1998


         Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contracts to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as adviser to the Funds. This change in adviser has no effect on the portfolio management of the Funds; Mr. David Albrycht remains the portfolio manager of each Fund.

         National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). As National will no longer serve as a registered investment adviser, management has decided to appoint PIC as the adviser for each Fund. By this Supplement, all references to National in the Prospectus and Statements of Additional Information are deleted and replaced with PIC.

         PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115, has served as an investment adviser for over sixty years. As of March 31, 1998, PIC managed over $21.4 billion in assets (including mutual funds and institutional accounts).


         Investors should retain this supplement with their prospectus for future reference.

PDP 694M (6/98)